UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2019

NORDSON CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	0-7977	34-0590250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

28601 Clemens Road Westlake, Ohio 44145

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: 440-892-1580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares, without par value	NDSN	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 26, 2019, the Board of Directors (the “Board”) of Nordson Corporation (the “Company”) increased its size from ten to eleven members and elected Ginger M. Jones as a Director to serve until the 2020 Annual Meeting and until her successor shall have been duly elected and qualified. Ms. Jones is expected to be appointed to the Audit Committee of the Board in connection with the Company’s 2020 Annual Meeting. Ms. Jones is the retired Senior Vice President and Chief Financial Officer of Cooper Tire & Rubber Company. She also serves as a director on the boards of directors of Tronox Holdings plc and Libbey Inc.

The Board has determined that Ms. Jones is independent under the listing standards of the Nasdaq Stock Market. There is no arrangement or understanding between Ms. Jones and any other persons pursuant to which Ms. Jones was elected as a Director.

As a non-employee Director, Ms. Jones will receive compensation in the same manner as the Company’s other non-employee Directors, which compensation was previously disclosed in its definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on January 18, 2019. Ms. Jones received 782 shares of restricted stock under the Company’s Amended and Restated 2012 Stock Incentive and Award Plan in connection with her election to the Board.

The Company has entered into its standard Director indemnification agreement with Ms. Jones, which supplements the indemnification coverage afforded by the Company’s 1998 Amended Regulations under Ohio law.

A copy of the press release announcing Ms. Jones’s election is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	The Company’s press release dated November 26, 2019 announcing the election of Ginger M. Jones

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORDSON CORPORATION

Date: November 27, 2019	By:	/s/ Gina A. Beredo
Gina A. Beredo
Executive Vice President General Counsel & Secretary